Fees Summary	Jan. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 346,027,500
Previously Paid Amount	16,365
Total Fee Amount	52,976.81
Total Offset Amount	0
Net Fee	$ 30,011.81